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                                                         [AMERICAN GENERAL LOGO]

AMERICAN GENERAL CORPORATION

EXHIBIT 21 - SUBSIDIARIES OF AMERICAN GENERAL CORPORATION

   The following list includes certain, but not all, of American General Corporation's subsidiaries at March 1, 1996. Subsidiaries of subsidiaries are indicated by indentations.

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                                                                                                  Jurisdiction
Name                                                                                            of Incorporation
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
AGC Life Insurance Company................................................................            Missouri
  American Franklin Company...............................................................            Delaware
     The Franklin Life Insurance Company..................................................            Illinois
       Franklin Financial Services Corporation............................................            Delaware
       The American Franklin Life Insurance Company.......................................            Illinois
  American General Life and Accident Insurance Company....................................           Tennessee
     American General Exchange, Inc. .....................................................           Tennessee
  American General Life Insurance Company.................................................               Texas
     American General Annuity Service Corporation.........................................               Texas
     American General Life Insurance Company of New York..................................            New York
     American General Securities Incorporated.............................................               Texas
     The Variable Annuity Life Insurance Company..........................................               Texas
       The Variable Annuity Marketing Company.............................................               Texas
  Independent Property & Casualty Insurance Company.......................................             Florida
  The Independent Life and Accident Insurance Company.....................................             Florida
     Independent Fire Insurance Company...................................................             Florida
       Independent Fire Insurance Company of Florida......................................             Florida
     Thomas Jefferson Insurance Company...................................................             Florida
Allen Property Company ...................................................................            Delaware
American General Capital, L.L.C. .........................................................            Delaware
American General Capital Services, Inc. ..................................................            Delaware
American General Delaware, L.L.C. ........................................................            Delaware
American General Delaware Management Corporation..........................................            Delaware
American General Finance, Inc. ...........................................................             Indiana
  AGF Investment Corp. ...................................................................             Indiana
  American General Auto Finance, Inc. ....................................................            Delaware
  American General Finance Corporation....................................................             Indiana
     American General Finance Group, Inc. ................................................            Delaware
       American General Financial Services, Inc...........................................            Delaware
          The National Life and Accident Insurance Company................................               Texas
            CommoLoCo, Inc. ..............................................................         Puerto Rico
     Merit Life Insurance Co. ............................................................             Indiana
     Service Bureau of Indiana, Inc.......................................................             Indiana
     Yosemite Insurance Company...........................................................          California
  American General Financial Center.......................................................                Utah
  American General Finance, Inc. .........................................................             Alabama
American General Investment Corporation...................................................            Delaware
American General Mortgage and Land Development, Inc. .....................................            Delaware
  American General Land Development, Inc. ................................................            Delaware
  American General Realty Advisors, Inc. .................................................            Delaware
American General Property Insurance Company...............................................           Tennessee
Bayou Property Company ...................................................................            Delaware
Financial Life Assurance Company of Canada................................................              Canada
Florida GL Corporation....................................................................            Delaware
GPC Property Company......................................................................            Delaware
Green Hills Corporation...................................................................            Delaware
Knickerbocker Corporation.................................................................               Texas
Lincoln American Corporation..............................................................            Delaware
Pavilions Corporation.....................................................................            Delaware
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